SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: May 13, 2002


                                TRUDY CORPORATION
                                 353 Main Avenue
                           Norwalk, Connecticut 06851


                           Commission File No. 0-16056
                      Incorporated in the State of Delaware
                      Federal Identification No. 06-1007765


                            Telephone: (203) 846-2274
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Item 5.  Other Events.
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The Registrant announced on May 13, that Ashley C. Andersen had been elected to the Board of Directors.

(c) Exhibits.

       99.1. Press release of the Registrant, dated May 13, 2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TRUDY CORPORATION


Date: May 13, 2002                        By /s/ WILLIAM W. BURNHAM
                                             ----------------------------------
                                             William W. Burnham, Chairman
                                             and Chief Executive Officer


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